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                                              #2672

                                              CORPORATE COMMUNICATIONS DIVISION
GRACE NEWS

                                              W. R. Grace & Co.
                                              One Town Center Road
                                              Boca Raton, FL 33486-1010



         CONTACT: Chuck Suits or Mary Lou Kromer     561/362-2600 or
                                                     800/GRACE99



                      MEDIA ADVISORY TO BUSINESS EDITORS:
                    GRACE ISSUES 1996 FINANCIAL STATEMENTS

         BOCA RATON, Fla., March 6, 1997--W. R. Grace & Co. (NYSE: GRA) announced its 1996 fourth quarter and full-year earnings on February 4, 1997. Today Grace is releasing several additional components of its 1996 financial statements, including a consolidated balance sheet and a consolidated statement of cash flows. A restated consolidated income statement also is included to reflect minor adjustments.









Following are the statements:



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
CONSOLIDATED FINANCIAL STATEMENTS
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W. R. Grace & Co. and subsidiaries

CONSOLIDATED STATEMENT OF OPERATIONS
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Dollars in millions, except per share amounts                                            1996         1995         1994
--------------------------------------------------------------------------------------------------------------------------------
Sales and revenues...............................................................     $3,454.1     $3,552.6     $3,128.5
Other income.....................................................................         38.9         41.2         42.0
                                                                                     ---------    ---------    ---------
     Total.......................................................................      3,493.0      3,593.8      3,170.5
                                                                                     ---------    ---------    ---------

Cost of goods sold and operating expenses........................................      2,071.0      2,151.2      1,832.6
Selling, general and administrative expenses.....................................        713.3        913.7        785.9
Depreciation and amortization....................................................        184.4        186.1        164.6
Interest expense and related financing costs.....................................         71.6         71.3         49.5
Research and development expenses................................................         93.9        111.6         99.6
Restructuring costs and asset impairments........................................        107.5        169.0           --
Provision relating to asbestos-related liabilities and insurance coverage........        229.1        275.0        316.0
Gain on sales of businesses......................................................       (326.4)          --           --
                                                                                     ---------    ---------    ---------
     Total.......................................................................      3,144.4      3,877.9      3,248.2
                                                                                     ---------    ---------    ---------

Income/(loss) from continuing operations before income taxes.....................        348.6       (284.1)       (77.7)
Provision for/(benefit from) income taxes........................................        134.8       (104.5)       (42.6)
                                                                                     ---------    ---------    ---------

Income/(loss) from continuing operations.........................................        213.8       (179.6)       (35.1)
Income/(loss) from discontinued operations.......................................      2,643.9       (146.3)       118.4
                                                                                     ---------    ---------    ---------
Net income/(loss)................................................................    $ 2,857.7    $  (325.9)   $    83.3
                                                                                     =========    =========    =========

Earnings/(loss) per share:
     Continuing operations.......................................................    $   2.32     $  (1.87)    $   (.38)
     Net earnings/(loss).........................................................    $  31.06     $  (3.40)    $    .88

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The Notes to Consolidated Financial Statements are integral parts of these statements.

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
CONSOLIDATED STATEMENT OF CASH FLOWS

---------------------------------------------------------------------------------------------------------------------------
Dollars in millions                                                                      1996           1995        1994
---------------------------------------------------------------------------------------------------------------------------
OPERATING ACTIVITIES
Income/(loss) from continuing operations before income taxes.....................       $ 348.6     $ (284.1)    $  (77.7)
Reconciliation to cash provided by operating activities:
     Depreciation and amortization...............................................         184.4        186.1        164.6
     Provision relating to asbestos-related liabilities and insurance coverage...         229.1        275.0        316.0
     Provision relating to restructuring costs and asset impairments.............         107.5        169.0          --
     Gain on sales of businesses.................................................        (326.4)         --           --
     Changes in assets and liabilities, excluding effect of businesses acquired/divested and foreign currency exchange:
        Increase in notes and accounts receivable, net..............................     (126.4)       (44.7)      (159.5)
        Decrease/(increase) in inventories..........................................       51.9        (62.1)       (43.4)
        Proceeds from asbestos-related insurance settlements........................      184.5        257.3        138.6
        Payments made for asbestos-related litigation settlements, judgments and
          defense costs...........................................................       (186.6)      (160.3)      (198.6)
        (Decrease)/increase in accounts payable.....................................      (36.4)       (48.3)        10.3
        Other.......................................................................      (74.6)       (40.6)        74.5
                                                                                        -------      -------      -------
     NET PRETAX CASH PROVIDED BY OPERATING ACTIVITIES OF CONTINUING OPERATIONS...         355.6        247.3        224.8
Net pretax cash provided by operating activities of discontinued operations......          38.5         96.6        314.7
                                                                                        -------      -------      -------
     NET PRETAX CASH PROVIDED BY OPERATING ACTIVITIES............................         394.1        343.9        539.5
Income taxes paid................................................................        (170.8)      (236.9)       (86.0)
                                                                                        -------      -------      -------
     NET CASH PROVIDED BY OPERATING ACTIVITIES...................................         223.3        107.0        453.5
                                                                                        -------      -------      -------

INVESTING ACTIVITIES
Capital expenditures.............................................................        (456.6)      (537.6)      (444.6)
Businesses acquired in purchase transactions, net of cash acquired and debt assumed       (32.1)       (37.4)      (276.9)
Net investing activities of discontinued operations..............................        (192.9)      (295.2)       (32.9)
Net proceeds from divestments....................................................       2,720.3         56.7        583.9
Proceeds from disposals of assets................................................          36.6         17.9         34.0
Other............................................................................          (2.4)        (6.0)        34.9
                                                                                        -------      -------      -------
     NET CASH PROVIDED BY/(USED FOR) INVESTING ACTIVITIES........................       2,072.9       (801.6)      (101.6)
                                                                                        -------      -------      -------

FINANCING ACTIVITIES
Dividends paid...................................................................         (46.0)      (112.6)      (132.0)
Repayments of borrowings having original maturities in excess of three months....        (196.1)       (68.1)      (141.2)
Increase in borrowings having original maturities in excess of three months......            .6        148.5        535.1
Net (repayments of)/increase in borrowings having original maturities
   of three months or less.......................................................        (344.3)       414.9       (605.8)
Stock options exercised..........................................................          70.7        164.1         21.1
Net financing activities of discontinued operations..............................        (136.7)       120.8           .2
Purchase of treasury stock.......................................................      (1,319.3)       (12.1)         --
Repurchase of  limited partnership interest......................................        (297.0)         --           --
Other............................................................................            .3           .2          (.2)
                                                                                        -------      -------      -------
     NET CASH (USED FOR)/PROVIDED BY FINANCING ACTIVITIES........................      (2,267.8)       655.7       (322.8)
                                                                                        -------      -------      -------
Effect of exchange rate changes on cash and cash equivalents.....................           (.7)         1.2          1.6
                                                                                        -------      -------      -------
Increase/(decrease) in cash and cash equivalents.................................          27.7        (37.7)        30.7
                                                                                        -------      -------      -------
     CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR................................          40.6         78.3         47.6
                                                                                        -------      -------      -------
     CASH AND CASH EQUIVALENTS, END OF YEAR......................................       $  68.3      $  40.6      $  78.3
                                                                                        =======      =======      =======

The Notes to Consolidated Financial Statements are integral parts of these statements.
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

CONSOLIDATED BALANCE SHEET
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Dollars in millions, except par value                                              December 31,        1996           1995
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
ASSETS

CURRENT ASSETS
Cash and cash equivalents...................................................................        $   68.3      $   40.6
Notes and accounts receivable, net..........................................................           831.4         596.8
Inventories.................................................................................           376.1         491.9
Net assets of discontinued operations.......................................................           297.4         323.7
Deferred income taxes.......................................................................           183.9         206.1
Other current assets........................................................................            17.8          22.2
                                                                                                    --------      --------
     TOTAL CURRENT ASSETS...................................................................         1,774.9       1,681.3

Properties and equipment, net...............................................................         1,871.3       1,736.1
Goodwill, less accumulated amortization of $18.6 (1995 - $20.6).............................            40.6         111.8
Net assets of discontinued operations - health care.........................................             --        1,435.3
Asbestos-related insurance receivable.......................................................           296.3         321.2
Deferred income taxes.......................................................................           309.2         386.6
Other assets................................................................................           653.5         688.3
                                                                                                    --------      --------
     TOTAL ASSETS...........................................................................        $4,945.8      $6,360.6
                                                                                                    ========      ========

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
Short-term debt.............................................................................        $  315.2      $  638.3
Accounts payable............................................................................           274.7         339.2
Income taxes................................................................................           123.3         103.3
Other current liabilities...................................................................           773.9         836.4
Minority interest...........................................................................             --          297.0
                                                                                                    -------       --------
     TOTAL CURRENT LIABILITIES..............................................................         1,487.1       2,214.2

Long-term debt..............................................................................         1,073.0       1,295.5
Other liabilities...........................................................................           850.7         852.0
Deferred income taxes.......................................................................            43.5          44.8
Noncurrent liability for asbestos-related litigation........................................           859.1         722.3
                                                                                                    --------      --------
     TOTAL LIABILITIES......................................................................         4,313.4       5,128.8
                                                                                                    --------      --------

COMMITMENTS AND CONTINGENCIES (Notes 2, 6, 9 and 11)

SHAREHOLDERS' EQUITY
Preferred stock, par value $.01 and $100, respectively......................................             --            7.4
Common stock, par value $.01 and $1, respectively; 300,000,000 shares authorized;
     outstanding at December 31:  1996 - 78,493,000; 1995 - 97,375,000......................              .8          97.4
Paid in capital.............................................................................           524.1         459.8
Retained earnings...........................................................................           172.6         709.0
Cumulative translation adjustments..........................................................           (64.6)        (39.4)
Treasury stock, at cost; December 31:  1996 - 10,000; 1995 - 53,000 common shares...........             (.5)         (2.4)
                                                                                                    --------      --------
     TOTAL SHAREHOLDERS' EQUITY.............................................................           632.4       1,231.8
                                                                                                    --------      --------
     TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY.............................................        $4,945.8      $6,360.6
                                                                                                    ========      ========

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The Notes to Consolidated Financial Statements are integral parts of these statements.

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         Grace is a leading global supplier of flexible packaging and specialty chemicals with annual sales of approximately $3.5 billion. The company operates in more than 100 countries.

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